Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of: October 15, 1997



                                            INVESTMENT COMPANIES


                                    By: /S/ DEBORAH R. GATZEK
                                            Deborah R. Gatzek
                                            Title: Vice President & Secretary



                                            THE BANK OF NEW YORK


                                    By: /S/ STEPHEN E. GRUNSTON
                                            Stephen E. Grunston
                                            Title: Vice President



                                            THE BANK OF NEW YORK
                                          MASTER CUSTODY AGREEMENT

                                                 EXHIBIT A

The following is a list of the Investment  Companies and their respective Series for which the Custodian shall serve under the Master Custody  Agreement dated as of February 16, 1996.
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
INVESTMENT COMPANY                    ORGANIZATION                  SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities Portfolios Delaware Business Trust       U.S. Government Adjustable Rate Mortgage
                                                                    Portfolio
                                                                    Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund        Delaware Business Trust

Franklin California Tax-Free Income   Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust    Massachusetts Business Trust  Franklin California Insured Tax-Free Income Fund
                                                                    Franklin California Tax-Exempt Money Fund
                                                                    Franklin California Intermediate-Term Tax-Free
                                                                     Income Fund

Franklin Custodian Funds, Inc.        Maryland Corporation          Growth Series
                                                                    Utilities Series
                                                                    Dynatech Series
                                                                    Income Series
                                                                    U.S. Government Securities Series

Franklin Equity Fund                  California Corporation

Franklin Federal Money Fund           California Corporation

Franklin Federal Tax- Free Income     California Corporation
Fund
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INVESTMENT COMPANY                            ORGANIZATION          SERIES ---(IF APPLICABLE)
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Franklin Gold Fund                    California Corporation

Franklin Government Securities Trust  Massachusetts Business Trust

Franklin High Income Trust            Delaware Business Trust       AGE High Income Fund

Franklin Investors Securities Trust   Massachusetts Business Trust  Franklin Global Government Income Fund
                                                                    Franklin Short-Intermediate U.S. Gov't
                                                                    Securities Fund
                                                                    Franklin Convertible Securities Fund
                                                                    Franklin Adjustable U.S. Government Securities
                                                                    Fund
                                                                    Franklin Equity Income Fund
                                                                    Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                Massachusetts Business Trust  Franklin Corporate Qualified Dividend Fund
                                                                    Franklin Rising Dividends Fund
                                                                    Franklin Investment Grade Income Fund
                                                                    Franklin Institutional Rising Dividends Fund

Franklin Money Fund                   California Corporation

Franklin Municipal Securities Trust   Delaware Business Trust       Franklin Hawaii Municipal Bond Fund
                                                                    Franklin California High Yield Municipal Fund
                                                                    Franklin Washington Municipal Bond Fund
                                                                    Franklin Tennessee Municipal Bond Fund
                                                                    Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Income     Delaware Business Trust
Fund

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INVESTMENT COMPANY                   ORGANIZATION                   SERIES ---(IF APPLICABLE)


Franklin New York Tax-Free Trust     Massachusetts Business         Franklin New York Tax-Exempt Money Fund
                                     Trust                          Franklin New York Intermediate-Term Tax-Free
                                                                    Income Fund
                                                                    Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities      Delaware Business Trust        Franklin Real Estate Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust        Franklin California Growth Fund
                                                                    Franklin Strategic Income Fund
                                                                    Franklin MidCap Growth Fund
                                                                    Franklin Global Utilities Fund
                                                                    Franklin Small Cap Growth Fund
                                                                    Franklin Global Health Care Fund
                                                                    Franklin Natural Resources Fund
                                                                    Franklin Blue Chip Fund
                                                                    Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund       California Corporation

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
INVESTMENT COMPANY                   ORGANIZATION                   SERIES---(IF APPLICABLE)


Franklin Tax-Free Trust              Massachusetts Business         Franklin Massachusetts Insured Tax-Free Income Trust Fund
                                                                    Franklin Michigan Insured Tax-Free Income Fund
                                                                    Franklin Minnesota Insured Tax-Free Income Fund
                                                                    Franklin Insured Tax-Free Income Fund
                                                                    Franklin Ohio Insured Tax-Free Income Fund
                                                                    Franklin Puerto Rico Tax-Free Income Fund
                                                                    Franklin Arizona Tax-Free Income Fund
                                                                    Franklin Colorado Tax-Free Income Fund
                                                                    Franklin Georgia Tax-Free Income Fund
                                                                    Franklin Pennsylvania Tax-Free Income Fund
                                                                    Franklin High Yield Tax-Free Income Fund
                                                                    Franklin Missouri Tax-Free Income Fund
                                                                    Franklin Oregon Tax-Free Income Fund
                                                                    Franklin Texas Tax-Free Income Fund
                                                                    Franklin Virginia Tax-Free Income Fund
                                                                    Franklin Alabama Tax-Free Income Fund
                                                                    Franklin Florida Tax-Free Income Fund
                                                                    Franklin Connecticut Tax-Free Income Fund
                                                                    Franklin Indiana Tax-Free Income Fund
                                                                    Franklin Louisiana Tax-Free Income Fund
                                                                    Franklin Maryland Tax-Free Income Fund
                                                                    Franklin North Carolina Tax-Free Income Fund
                                                                    Franklin New Jersey Tax-Free Income Fund
                                                                    Franklin Kentucky Tax-Free Income Fund
                                                                    Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                    Franklin Arizona Insured Tax-Free Income Fund
                                                                    Franklin Florida Insured Tax-Free Income fund
                                                                    Franklin Michigan Tax-Free Income Fund

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
INVESTMENT COMPANY                   ORGANIZATION                   SERIES ---(IF APPLICABLE)


Franklin Templeton Fund Allocator    Delaware Business Trust        Franklin Templeton Conservative Target Fund
Series                                                              Franklin Templeton Moderate Target Fund
                                                                    Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust      Delaware Business Trust        Franklin Templeton German Government Bond Fund
                                                                    Franklin Templeton Global Currency Fund
                                                                    Franklin Templeton Hard Currency Fund
                                                                    Franklin Templeton High Income Currency Fund

Franklin Templeton International     Delaware Business Trust        Templeton Pacific Growth Fund
Trust                                                               Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust  Delaware Business Trust        Franklin Templeton Money Fund II

Franklin Value Investors Trust       Massachusetts Business         Franklin Balance Sheet Investment Fund
                                     Trust                          Franklin MicroCap Value Fund
                                                                    Franklin Value Fund

Franklin Valuemark Funds             Massachusetts Business         Money Market Fund
                                     Trust                          Growth and Income Fund
                                                                    Natural Resources Securities Fund
                                                                    Real Estate Securities Fund
                                                                    Utility Equity Fund
                                                                    High Income Fund
                                                                    Templeton Global Income Securities Fund
                                                                    Income Securities Fund
                                                                    U.S. Government Securities Fund
                                                                    Zero Coupon Fund - 2000
                                                                    Zero Coupon Fund  - 2005
                                                                    Zero Coupon Fund - 2010
                                                                    Rising Dividends Fund
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INVESTMENT COMPANY                   ORGANIZATION                   SERIES ---(IF APPLICABLE)

Franklin Valuemark Funds             Massachusetts Business         Templeton Pacific Growth Fund
                                     Trust                          Templeton International Equity Fund
                                                                    Templeton Developing Markets Equity Fund
                                                                    Templeton Global Growth Fund
                                                                    Templeton Global Asset Allocation Fund
                                                                    Small Cap Fund
                                                                    Capital Growth Fund
                                                                    Templeton International Smaller Companies Fund


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Institutional Fiduciary Trust        Massachusetts Business         Money Market Portfolio
                                     Trust                          Franklin U.S. Government Securities Money Market Portfolio
                                                                    Franklin U.S. Treasury Money Market Portfolio
                                                                    Franklin Institutional Adjustable U.S.
                                                                     Government Securities Fund
                                                                    Franklin Institutional Adjustable Rate
                                                                     Securities Fund
                                                                    Franklin U.S. Government Agency Money Market Fund
                                                                    Franklin Cash Reserves Fund

The Money Market Portfolios          Delaware Business Trust        The Money Market Portfolio
                                                                    The U.S. Government Securities Money Market Portfolio

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INVESTMENT COMPANY                   ORGANIZATION                   SERIES---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Principal Maturity Trust    Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

Franklin Floating Rate Trust         Delaware Business Trust

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